UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2006

SIZELER PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-09349	72-1082589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2542 Williams Boulevard, Kenner, LA 70062

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (504) 471-6271

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously announced, Sizeler Property Investors, Inc. (the “Company”) will hold a special meeting of stockholders on November 8, 2006 to consider and vote on the proposed merger of the Company with a subsidiary of Revenue Properties Company Limited (“Revenue Properties”). If the merger is approved by the Company’s common stockholders and subsequently completed, then the Company will no longer be a public company and will not hold an annual meting in 2006. If the merger is not approved by the Company’s common stockholders or if the Company otherwise does not complete the merger, then the Company intends to hold its next meeting in December 2006 or as soon thereafter as may be practicable. Consistent with the foregoing, on October 16, 2006, the Company adopted an amendment to its bylaws changing the time during which the Company can hold its annual meeting of stockholders to a date during the month of December of each year, starting in 2006. A copy of the Company’s bylaws, as amended, is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events

On October 16, 2006, the Company’s Board of Directors declared a third quarter dividend of $0.10 per share of the Company’s common stock. The Company’s Board of Directors also declared a pro rated closing dividend on the Company’s common stock in an amount equal to $0.10 per share, pro rated through the closing of the proposed merger with Revenue Properties. The closing dividend will equal $0.10 per share multiplied by the number of days elapsed in the fourth quarter up to the date of the effective time of the merger with Revenue Properties and divided by the total number of days in the fourth quarter. The third quarter dividend and the closing dividend are in addition to the merger consideration and will be paid to the Company’s common stockholders of record as of the close of business on the last business day prior to effective time of the merger with Revenue Properties shortly following the closing of the merger. If, for any reason, the merger with Revenue Properties is not consummated by December 31, 2006, the foregoing dividend declarations will be void and of no effect. A copy of the press release announcing the declaration of the dividends is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

3.1	Amended and Restated Bylaws, as amended, as of October 18, 2006

99.1	Press release dated October 17, 2006 issued by Sizeler Property Investors, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIZELER PROPERTY INVESTORS, INC.

/s/ Thomas A. Masilla, Jr.
Name:	Thomas A. Masilla, Jr.
Title:	President and Chief Operating Officer

Date: October 18, 2006

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INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 3.1	Amended and Restated Bylaws, as amended, as of October 16, 2006

Exhibit 99.1	Press release dated October 17, 2006 issued by Sizeler Property Investors, Inc.

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